EXHIBIT 11


                       TRAVEL SERVICES INTERNATIONAL, INC.
                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE

                                                                                                         BASIC        DILUTED
                                                                                                        WEIGHTED      WEIGHTED
                                                                                                        AVERAGE       AVERAGE
                                                                                           SHARES        SHARES        SHARES
                                                                                         ----------    ----------    ----------
HISTORICAL:
Quarter ended June 30, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period     1,083,334     1,083,334     1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions          1,847,344     1,847,344     1,847,344

                                                                                         ----------    ----------    ----------
      Shares used in computing earnings per share for quarter ended June 30, 1997         2,930,678     2,930,678     2,930,678
                                                                                         ==========    ==========    ==========

Quarter ended June 30, 1998
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period     1,083,334     1,083,334     1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions          1,847,344     1,847,344     1,847,344

      Shares issued in consideration for acquisition of Other Founding Companies          2,338,891     2,338,891     2,338,891

      Shares issued to founders and management of TSI                                     2,484,501     2,484,501     2,484,501

      Sold pursuant to the Offering                                                       2,875,000     2,875,000     2,875,000

      Shares issued in consideration for acquisition of Trax Software                        32,985        32,985        32,985

      Shares issued in consideration for acquisition of Diplomat                             21,821        21,821        21,821

      Shares issued in consideration for acquisition of Goldcoast                           163,755       163,755       163,755

      Shares issued in consideration for acquisition of AutoNet                               2,183         1,455         1,455

      Shares issued in consideration for acquisition of Lexington                           283,990        94,663        94,663

      Options granted                                                                     1,211,547          --         586,317

                                                                                         ----------    ----------    ----------
      Shares used in computing earnings per share for the quarter ended June 30, 1998    12,345,351    10,943,750    11,530,066
                                                                                         ==========    ==========    ==========

PRO FORMA:
Quarter ended June 30, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year       1,083,334                   1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions          1,847,344                   1,847,344

      Shares issued in consideration for acquisition of Other Founding Companies          2,338,891                   2,338,891

      Shares issued to founders and management of TSI                                     2,484,501                   2,484,501

      Sold pursuant to the Offering                                                       2,875,000                   2,875,000

      Shares issued in consideration for acquisition of Lexington                           283,990                     283,990

      Shares related to Lexington                                                           305,111                     305,111

                                                                                         ----------                  ----------
      Shares used in computing earnings per share for quarter ended June 30, 1997        11,218,171                  11,218,171
                                                                                         ==========                  ==========

Quarter ended June 30, 1998
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period     1,083,334                   1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions          1,847,344                   1,847,344

      Shares issued in consideration for acquisition of Other Founding Companies          2,338,891                   2,338,891

      Shares issued to founders and management of TSI                                     2,484,501                   2,484,501

      Sold pursuant to the Offering                                                       2,875,000                   2,875,000

      Shares issued in consideration for acquisition of Trax Software                        32,985                      32,985

      Shares issued in consideration for acquisition of Diplomat                             21,821                      21,821

      Shares issued in consideration for acquisition of Goldcoast                           163,755                     163,755

      Shares issued in consideration for acquisition of Lexington                           283,990                     283,990

      Shares issued in consideration for acquisition of AutoNet                               2,183                       1,455

      Options granted                                                                     1,211,547                     586,317

      Shares related to Lexington                                                           305,111                     203,407

                                                                                         ----------                  ----------
      Shares used in computing earnings per share for the quarter ended June 30, 1998    12,650,462                  11,922,800
                                                                                         ==========                  ==========

                       TRAVEL SERVICES INTERNATIONAL, INC.
                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE

                                                                                                            BASIC        DILUTED
                                                                                                           WEIGHTED      WEIGHTED
                                                                                                           AVERAGE       AVERAGE
                                                                                              SHARES        SHARES        SHARES
                                                                                            ----------    ----------    ----------
HISTOHISTORICAL:
Six months ended June 30, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period        1,083,334     1,083,334     1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions             1,847,344     1,847,344     1,847,344

                                                                                            ----------    ----------    ----------
      Shares used in computing earnings per share for six months ended June 30, 1997         2,930,678     2,930,678     2,930,678
                                                                                            ==========    ==========    ==========

Six months ended June 30, 1998
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period        1,083,334     1,083,334     1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions             1,847,344     1,847,344     1,847,344

      Shares issued in consideration for acquisition of Other Founding Companies             2,338,891     2,338,891     2,338,891

      Shares issued to founders and management of TSI                                        2,484,501     2,484,501     2,484,501

      Sold pursuant to the Offering                                                          2,875,000     2,875,000     2,875,000

      Shares issued in consideration for acquisition of Trax Software                           32,985        32,985        32,985

      Shares issued in consideration for acquisition of Diplomat                                21,821        19,396        19,396

      Shares issued in consideration for acquisition of Goldcoast                              163,755       136,463       136,463

      Shares issued in consideration for acquisition of Lexington                              283,990        47,332        47,332

      Shares issued in consideration for acquisition of AutoNet                                  2,183           728           728

      Options granted                                                                        1,211,547          --         533,307
                                                                                            ----------    ----------    ----------
      Shares used in computing earnings per share for the six months ended June 30, 1998    12,345,351    10,865,973    11,399,280
                                                                                            ==========    ==========    ==========

PRO FORMA:
Six months ended June 30, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year          1,083,334                   1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions             1,847,344                   1,847,344

      Shares issued in consideration for acquisition of Other Founding Companies             2,338,891                   2,338,891

      Shares issued to founders and management of TSI                                        2,484,501                   2,484,501

      Sold pursuant to the Offering                                                          2,875,000                   2,875,000

      Shares issued in consideration for acquisition of Lexington                              283,990                     283,990

      Shares related to Lexington                                                              305,111                     305,111

                                                                                            ----------                  ----------
      Shares used in computing earnings per share for six months ended June 30, 1997        11,218,171                  11,218,171
                                                                                            ==========                  ==========

Six months ended June 30, 1998
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period        1,083,334                   1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions             1,847,344                   1,847,344

      Shares issued in consideration for acquisition of Other Founding Companies             2,338,891                   2,338,891

      Shares issued to founders and management of TSI                                        2,484,501                   2,484,501

      Sold pursuant to the Offering                                                          2,875,000                   2,875,000

      Shares issued in consideration for acquisition of Trax Software                           32,985                      32,985

      Shares issued in consideration for acquisition of Diplomat                                21,821                      19,396

      Shares issued in consideration for acquisition of Goldcoast                              163,755                     136,463

      Shares issued in consideration for acquisition of Lexington                              283,990                     283,990

      Shares issued in consideration for acquisition of AutoNet                                  2,183                         728

      Options granted                                                                        1,211,547                     533,307

      Shares related to Lexington                                                              305,111                     254,259

                                                                                            ----------                  ----------
      Shares used in computing earnings per share for the six months ended June 30, 1998    12,650,462                  11,890,198
                                                                                            ==========                  ==========

